                                                                      Exhibit 32


                   CERTIFICATION ACCOMPANYING PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. SS. 1350)

The undersigned, Eric Claus, President and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M. Galgano, Senior Vice President, Chief Financial Officer of the Company, each hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the period ended December 3, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.




Dated: January 6, 2006                                   /s/ Eric Claus
                                                         --------------
                                                         Eric Claus
                                                         President
                                                         and
                                                         Chief Executive Officer




Dated: January 6, 2006                                   /s/ Brenda M. Galgano
                                                         ---------------------
                                                         Brenda M. Galgano
                                                         Senior Vice President,
                                                         Chief Financial Officer